UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 15, 2005

ABLEAUCTIONS.COM, INC.

(Exact name of Registrant as specified in charter)

Florida

000-28179

59-3404233

(State or other jurisdiction

           (Commission File Number)

(IRS Employer

of incorporation)

Identification Number)

1963 Lougheed Highway

Coquitlam, British Columbia Canada

(Address of principal executive offices)

Registrant’s telephone number, including area code:  604-521-3369

This Form 8-K and other reports filed by the Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant’s management as well as estimates and assumptions made by the Registrant’s management.  When used in the Filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant’s management identify forward looking statements.  Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant’s industry, operations and results of operations and any businesses that may be acquired by the Registrant.  Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Item 12.

Results of Operations and Financial Condition.

On August 25, 2005, the Registrant announced that it had reached a settlement in the suit brought against Liveauctioneers LLC, Julian Ellison and John Ralston.   A copy of the press release is attached hereto as an exhibit.

Item 7.

Financial Statements and Exhibits.

99.1

Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABLEAUCTIONS.COM, INC.

“Abdul Ladha”

_________________________________

Abdul Ladha, Chief Executive Officer

Dated:  August 25, 2005

NEWS RELEASE

ABLEAUCTIONS AND ICOLLECTOR.COM REACH SETTLEMENT WITH  LIVEAUCTIONEERS LLC, JULIAN ELLISON AND JOHN RALSTON

Ableauctions.com Inc. (AMEX:AAC) (the “Company”) announced today that it has reached a settlement in the suit brought against Liveauctioneers LLC, Julian Ellison, and John Ralston.   In February 2005, a jury in the Supreme Court of the State of New York, County of New York, awarded damages to the Company and iCollector.com Technologies Ltd. (“iCollector”) after unanimously finding that, in 2002, Ellison breached the fiduciary duty he owed to iCollector and that Liveauctioneers LLC, Ellison, and John Ralston engaged in acts of unfair competition.

Under the terms of the settlement agreement, Liveauctioneers, Ellison and Ralston have agreed to pay the Company $310,000 over the course of one year beginning with a $155,000 payment due in September 2005.

Abdul Ladha, CEO of Ableauctions, commented, “We believe the settlement was in the best interests of the Company and its shareholders.  This truly marks the end of a contentious period.  We look forward to focusing our energy in building and developing our core businesses.”

 iCollector.com is the preeminent supplier of live online auction technology to the world’s most prestigious galleries and industrial auction houses.  It is the only auction technology company to be endorsed by the National Auctioneers Association (NAA) and has partnered with eBay Live Auctions in broadcasting real-time on the Internet.  iCollector’s technology enables auction houses to open their establishments to the world by allowing online bidders to participate in real-time on the auction floor.

Visit www.icollector.com or (www.icollector.com/ourTechnology.aspx)

Representing the Company and iCollector was Kenneth J. Rubinstein of Olshan Grundman Frome Rosenzweig & Wolosky, LLP.

This press release contains forward-looking statements that fall within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Act of 1934 and are subject to the safe harbor created by these sections. Certain factors may cause actual results, performance or achievements to differ materially from the anticipated results.